UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


              Date of Report:  January 4, 2002
     (Date of Earliest Event Reported:  January 4, 2002)


                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)


       Delaware                 1-14365           76-0568816
(State or other jurisdiction   (Commission      (I.R.S. Employer
   of incorporation)           File Number)    Identification No.)


                       El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (713) 420-2600


Item 5.   Other Events

       This Current Report on Form 8-K includes our
       Computation of the Ratio of Earnings to Fixed Charges for the five years ended December 31, 2000, and for the nine months ended September 30, 2000 and 2001.


Item 7.Financial Statements and Exhibits

       c)   Exhibits.

            Exhibit Number     Description
            --------------     -----------
                12.1           Computation of Ratio of Earnings
                                 to Fixed Charges


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION

                              By: /s/Jeffrey I. Beason
                                  --------------------
                                     Jeffrey I. Beason
                                  Senior Vice President
                                      and Controller
                                (Chief Accounting Office)


Date:  January 4, 2002

                        EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------
     12.1                  Computation of Ratio of
                            Earnings to Fixed Charges